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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 18, 2001


                             VIRTUALFUND.COM, INC.
            (Exact name of registrant as specified in its charter)


         Minnesota                      0-18114                 41-1612861
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)


                       6462 City West Parkway, Suite 175
                         Eden Prairie, Minnesota 55344
             (Address of registrant's principal executive offices)


                                (952) 941-8687
                        (Registrant's telephone number)
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Item 5.  Other Events.

         1). VirtualFund.com, Inc. issued a press release dated January 18, 2001 to announce: (a) a scheduled date for a special meeting of shareholders; (b) the Board of Director's election of Roger Wilkner as Chairman of Board; and (c) the Board of Director's appointment of Douglass E. Coy as acting CEO.

         2). A majority of the Board of Directors of VirtualFund.com, Inc. sent a letter to shareholders dated January 18, 2001 regarding the events that have transpired since early November and the actions being taken to protect the interests of shareholders.


Item 7   (c). Exhibits.

         Exhibit 99.8    Press Release dated January 18, 2001.

         Exhibit 99.9    Letter to Shareholders dated January 18, 2001.


                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          VIRTUALFUND.COM, INC.
                                                                   (Registrant)

Dated: January 18, 2001                                   By: /s/ Joseph Beckman
                                                             -------------------

                                                          Name:   Joseph Beckman

                                                          Title:  Secretary

                             VIRTUALFUND.COM, INC.
                             EXHIBITS TO FORM 8-K
                               JANUARY 18, 2001

The following exhibits are filed with this Form 8-K:

         Exhibit 99.8    Press Release dated January 18, 2001.

         Exhibit 99.9    Letter to Shareholders dated January 18, 2001.

                                      2.